SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENT
SUBSEQUENT EVENT

23. SUBSEQUENT EVENTS

The Company received a preliminary non-binding proposal letter, dated January 2, 2022, from Mr. Baoli Ma, founder, Chairman and Chief Executive Officer of the Group, and Spriver Tech Limited.  According to the proposal letter, Mr. Baoli Ma and Spriver Tech Limited are interested in acquiring all of the Company’s outstanding ordinary shares that are not currently beneficially owned by them, including Class A ordinary shares represented by the Company’s American depositary shares or “ADSs” (each two representing one Class A ordinary share), at a price of $1.85 in cash per ADS (or approximately $3.7 in cash per ordinary share).

The Company received a preliminary non-binding proposal letter, dated April 18, 2022, from Mr. Baoli Ma and Metaclass Management ELP, an affiliate of Spriver Tech Limited. The proposal letter updates the original proposal to (i) inform the Board of Directors of the Company that Metaclass Management ELP is replacing Spriver Tech Limited as Sponsor and (ii) reduce the proposed purchase price from US$3.70 per ordinary share or US$1.85 per ADS in cash to US$3.20 per ordinary share or US$1.60 per ADS in cash.